Exhibit 21

SUBSIDIARIES OF THE COMPANY

Legal Name	Domestic Jurisdiction	Doing Business As
Advantage Medical Group, LLC	Puerto Rico
Alianza Medicos del SurEste, LLC	Puerto Rico
Alliance Care Management, LLC	Delaware
American Imaging Management, Inc.	Illinois	AIM Specialty Health
AMERIGROUP Community Care of New Mexico, Inc.	New Mexico
AMERIGROUP Corporation	Delaware	AMERIGROUP CORPORATION; AGP Corporation; AMGP; AMGP Corporation; AMGP Missouri
Amerigroup Delaware, Inc.	Delaware
Amerigroup District of Columbia, Inc.	District of Columbia
Amerigroup Insurance Company	Texas
Amerigroup Iowa, Inc.	Iowa
Amerigroup IPA of New York, LLC	New York
AMERIGROUP Maryland, Inc.	Maryland	AMERIGROUP Community Care
Amerigroup Mississippi, Inc.	Mississippi
AMERIGROUP New Jersey, Inc.	New Jersey	AMERIGROUP Community Care
AMERIGROUP Ohio, Inc.	Ohio	AMERIGROUP Community Care
Amerigroup Oklahoma Inc.	Oklahoma
Amerigroup Partnership Plan, LLC	Illinois
Amerigroup Pennsylvania, Inc.	Pennsylvania
AMERIGROUP Tennessee, Inc.	Tennessee	AMERIGROUP Community Care
AMERIGROUP Texas, Inc.	Texas	AMERIGROUP Community Care
AMERIGROUP Washington, Inc.	Washington
AMGP Georgia Managed Care Company, Inc.	Georgia	AMERIGROUP; AMERIGROUP Community Care; AMERIGROUP Georgia; AMGP Georgia
AMH Health, LLC	Maine
AMH Health Plans of Maine, Inc.	Maine
Anthem Blue Cross Life and Health Insurance Company	California
Anthem Financial, Inc.	Delaware
Anthem Health Plans of Kentucky, Inc.	Kentucky	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Maine, Inc.	Maine	Anthem Blue Cross and Blue Shield; Associated Hospital Service
Anthem Health Plans of New Hampshire, Inc.	New Hampshire	Anthem Blue Cross and Blue Shield
Anthem Health Plans of Virginia, Inc.	Virginia	Anthem Blue Cross and Blue Shield
Anthem Health Plans, Inc.	Connecticut	Anthem Blue Cross and Blue Shield
Anthem Holding Corp.	Indiana	Anthem Properties, Inc.
Anthem Innovation Israel Ltd.	Israel
Anthem Insurance Companies, Inc.	Indiana	Anthem Blue Cross and Blue Shield; Blue Cross and Blue Shield of Indiana; Empire Blue Cross-Retiree Solutions; Empire Blue Cross Blue Shield-Retiree Solutions; Anthem BC Health Insurance Company
Anthem Kentucky Managed Care Plan, Inc.	Kentucky	Anthem Blue Cross and Blue Shield Medicaid
Anthem Life & Disability Insurance Company	New York
Anthem Life Insurance Company	Indiana
Anthem Partnership Holding Company, LLC	Indiana
Anthem Services Company, LLC	Indiana

Exhibit 21

Anthem Southeast, Inc.	Indiana
Anthem UM Services, Inc.	Indiana
Anthem Workers' Compensation, LLC	Indiana
Applied Pathways LLC	Illinois
APR, LLC	Indiana
Arcus Enterprises, Inc.	Delaware
Aspire Health, Inc.	Delaware
Associated Group, Inc.	Indiana
ATH Holding Company, LLC	Indiana
Beacon CBHM LLC	Delaware
Beacon Health Financing LLC	Delaware
Beacon Health Holdings LLC	Delaware
Beacon Health Options, Inc.	Virginia
Beacon Health Options Care Services, Inc.	Delaware
Beacon Health Options Holdco, Inc.	Delaware
Beacon Health Options of California, Inc.	California
Beacon Health Options of Pennsylvania, Inc.	Pennsylvania
Beacon Health Strategies LLC	Massachusetts
Beacon Health Vista Parent, Inc.	Delaware
Beacon Plan Funding, LLC	Delaware
BHS IPA, LLC	New York
Blue Cross Blue Shield Healthcare Plan of Georgia, Inc.	Georgia	Anthem Blue Cross and Blue Shield
Blue Cross Blue Shield of Wisconsin	Wisconsin	Anthem Blue Cross and Blue Shield
Blue Cross of California	California	Anthem Blue Cross
Blue Cross of California Partnership Plan, Inc.	California	Anthem Blue Cross Partnership Plan
BVO Holdings, LLC	Delaware
CareMarket, Inc.	Indiana	Sydney Care
CareMore Health IPA of New York, Inc.	New York
CareMore Health Plan	California
CareMore Health Plan of Arizona, Inc.	Arizona
CareMore Health Plan of Nevada	Nevada
CareMore Health Plan of Texas, Inc.	Texas
CareMore Health System	California
CareMore, LLC	Indiana
Caribbean Accountable Care, LLC	Puerto Rico
Castellana Physician Services, LLC	Puerto Rico
CCHA, LLC	Colorado	Colorado Community Health Alliance
Centros de Medicina Primaria Advantage del Norte, LLC	Puerto Rico
Centro Medicina Familiar del Norte, LLC	Puerto Rico
Centros Medicos Unidos del Oeste, LLC	Puerto Rico
Cerulean Companies, Inc.	Georgia
CHCS IPA, Inc.	New York
Claim Management Services, Inc.	Wisconsin	Anthem Blue Cross and Blue Shield
Clinica Todo Salud - Aibonito, LLC	Puerto Rico
Clinica Todo Salud - Caguas, LLC	Puerto Rico
Clinica Todo Salud, LLC	Puerto Rico
Clinical Staff Solutions, LLC	Puerto Rico
Community Care Health Plan of Kansas, Inc.	Kansas	Healthy Blue

Exhibit 21

Community Care Health Plan of Louisiana, Inc.	Louisiana	Healthy Blue
Community Care Health Plan of Nebraska, Inc.	Nebraska	WellCare of Nebraska; Healthy Blue
Community Care Health Plan of Nevada, Inc.	Nevada	Anthem Blue Cross and Blue Shield Healthcare Solutions; AMERIGROUP Community Care
Community Insurance Company	Ohio	Anthem Blue Cross and Blue Shield
Compcare Health Services Insurance Corporation	Wisconsin	Anthem Blue Cross and Blue Shield
Consorcio MultiSalud del Norte, Inc.	Puerto Rico
Consorcio MultiSalud del Oeste, Inc.	Puerto Rico
Crossroads Acquisition Corp.	Delaware
DBG Holdings, Inc.	Indiana
DeCare Analytics, LLC	Minnesota
DeCare Dental Health International, LLC	Minnesota
DeCare Dental Insurance Ireland, Ltd.	Ireland
DeCare Dental Networks, LLC	Minnesota
DeCare Dental, LLC	Minnesota
DeCare Operations Ireland, Limited	Ireland
Delivery Network, LLC	Florida
Designated Agent Company, Inc.	Kentucky
EasyScripts, LLC	Florida
EasyScripts Cutler Bay, LLC	Florida
EasyScripts Hialeah, LLC	Florida
EasyScripts Westchester, LLC	Florida
EHC Benefits Agency, Inc.	New York
Empire HealthChoice Assurance, Inc.	New York	Empire Blue Cross; Empire Blue Cross Blue Shield
Empire HealthChoice HMO, Inc.	New York	Empire Blue Cross HMO; Empire Blue Cross Blue Shield HMO
Federal Government Solutions, LLC	Wisconsin
FHC Health Systems, Inc.	Virginia
Freedom Health, Inc.	Florida
Golden West Health Plan, Inc.	California
Greater Georgia Life Insurance Company	Georgia	Anthem Life
GR Health Solutions, LLC	Pennsylvania
Group Retiree Health Solutions, Inc.	Pennsylvania
Grupo Advantage del Oeste, LLC	Puerto Rico
Grupo Advantage Metro, LLC	Puerto Rico
Health Core, Inc.	Delaware
Health Management Corporation	Virginia	HMC of Virginia; Health Management of Virginia, Inc.
Health Ventures Partner, L.L.C.	Illinois
HealthKeepers, Inc.	Virginia
HealthLink HMO, Inc.	Missouri	HealthLink HMO
HealthLink, Inc.	Illinois
HealthPlus HP, LLC	New York	Empire BlueCross BlueShield HealthPlus; Empire BlueCross HealthPlus
HealthSun Health Plans, Inc.	Florida
HealthSun Physicians Network, LLC	Florida
HealthSun Physicians Network I, LLC	Florida
Healthy Alliance Life Insurance Company	Missouri	Anthem Blue Cross and Blue Shield
HEP AP Holdings, Inc.	Delaware

Exhibit 21

Highland Acquisition Holdings, LLC	Delaware
Highland Intermediate Holdings, LLC	Delaware
Highland Investor Holdings, LLC	Delaware
HMO Colorado, Inc.	Colorado	HMO Colorado; HMO Nevada
HMO Missouri, Inc.	Missouri	Amerigroup Missouri; Anthem Blue Cross and Blue Shield
IEC Group Holdings, Inc.	Idaho
IEC Group, Inc.	Idaho	AmeriBen
Imaging Management Holdings, LLC	Delaware
IngenioRx, Inc.	Indiana	Ingenio, Inc.; IngenioRx Administrators
InHealth Management, LLC	Puerto Rico
IPA Holdings, LLC	Puerto Rico
Legato Health Technologies Ireland Limited	Ireland
Legato Health Technologies LLP	India
Legato Health Technologies Philippines, Inc.	Philippines
Legato Health Technologies Puerto Rico, L.L.C.	Puerto Rico
Legato Health Technologies U.S., Inc.	Puerto Rico
Legato Holdings I, Inc.	Indiana	Legato Health Technologies
Legato Holdings II, LLC	Indiana
Living Complete Technologies, Inc.	Maryland	TAI Software, Inc.
MAPR Capital, LLC	Puerto Rico
MAPR Global, LLC	Puerto Rico
MAPR Holdings, LLC	Puerto Rico
Massachusetts Behavioral Health Partnership, LLP	Massachusetts
Matthew Thornton Health Plan, Inc.	New Hampshire
Medical Dental Network Management, LLC	Puerto Rico
Meridian Resource Company, LLC	Wisconsin
Missouri Care, Incorporated	Missouri	Healthy Blue; Missouri Care; Missouri Care Health Plan
MMM Healthcare, LLC	Puerto Rico
MMM Holdings, LLC	Puerto Rico
MMM Multi Health, LLC	Puerto Rico
Momentum Health Partners, LLC	North Carolina
MSO Holdings, LLC	Puerto Rico
MSO of Puerto Rico, LLC	Puerto Rico
myNEXUS Holdings, Inc.	Delaware
MyNexus, Inc.	Delaware
myNEXUS Management, Inc.	Delaware
myNEXUS NPHO of TEXAS	Texas
myNEXUS NY IPA, LLC	New York
Nash Holding Company, LLC	Delaware
National Government Services, Inc.	Indiana	NGS of Indiana
New England Research Institutes, Inc.	Massachusetts	Summit Community Care
NGS Federal, LLC	Indiana
North Florida Behavioral Health Partners, Inc.	Florida
Optimum Healthcare, Inc.	Florida
OPTIONS Health Care, Inc.	Delaware
Park Square Holdings, Inc.	California
Park Square I, Inc.	California
Park Square II, Inc.	California

Exhibit 21

Pasteur Medical Bird Road, LLC	Florida
Pasteur Medical Center, LLC	Delaware
Pasteur Medical Cutler Bay, LLC	Florida
Pasteur Medical Group, LLC	Florida
Pasteur Medical Hialeah Gardens, LLC	Florida
Pasteur Medical Kendall, LLC	Florida
Pasteur Medical Management, LLC	Florida
Pasteur Medical Miami Gardens, LLC	Florida
Pasteur Medical North Miami Beach, LLC	Florida
Pasteur Medical Partners, LLC	Florida
PHM Healthcare Solutions, Inc.	Puerto Rico
PHM IntraHospital Physician Group, LLC	Puerto Rico
PHM MultiDisciplinary Clinic Aguadilla LLC	Puerto Rico
PHM MultiDisciplinary Clinic Arecibo LLC	Puerto Rico
PHM MultiDisciplinary Clinic Cabo Rojo LLC	Puerto Rico
PHM MultiDisciplinary Clinic Guayama LLC	Puerto Rico
PHM MultiDisciplinary Clinic Maunabo LLC	Puerto Rico
PHM MultiDisciplinary Clinic, LLC	Puerto Rico
PHM MultiSalud, LLC	Puerto Rico
PHM Specialty Network, LLC	Puerto Rico
Physician Group Practices, LLC	Puerto Rico
PMC Medicare Choice, LLC	Puerto Rico
Resolution Health, Inc.	Delaware	Delaware Resolution Health, Inc.
RightCHOICE Managed Care, Inc.	Delaware	RightCHOICE Benefit Administrators; Anthem Blue Cross and Blue Shield
Rocky Mountain Hospital and Medical Service, Inc.	Colorado	Anthem Blue Cross and Blue Shield; Anthem Blue Cross Blue Shield
SellCore, Inc.	Delaware	SellCore Insurance Services, Inc.
Simply Healthcare Plans, Inc.	Florida	Clear Health Alliance; Better Health; Amerigroup Florida
Southeast Services, Inc.	Virginia
State Sponsored Services, Inc.	Indiana	Amerigroup GBD Disease Management Program; Anthem GBD Disease Management Program; Amerigroup GBD Behavioral Health; Anthem GBD Behavioral Health
The Anthem Companies of California, Inc.	California
The Anthem Companies, Inc.	Indiana	Anthem Health Plans, Anthem Benefit Services, Anthem Health Systems, The Anthem Companies Indiana
TrustSolutions, LLC	Wisconsin
UNICARE Health Plan of West Virginia, Inc.	West Virginia
UNICARE Illinois Services, Inc.	Illinois
UniCare Life & Health Insurance Company	Indiana	UNICARE Adjuster
UNICARE National Services, Inc.	Delaware
UniCare Specialty Services, Inc.	Delaware
ValueOptions Federal Services, Inc.	Virginia
ValueOptions of New Jersey, Inc.	New Jersey
ValueOptions of Texas, Inc.	Texas
Valus, Inc.	Indiana	DBG, Inc.
VITA Care, LLC	Puerto Rico
Wellmax Health Medical Centers, LLC	Florida

Exhibit 21

Wellmax Health Physicians Network, LLC	Florida
WellPoint Acquisition, LLC	Indiana
WellPoint California Services, Inc.	Delaware
WellPoint Dental Services, Inc.	Delaware
WellPoint Health Solutions, Inc.	Indiana
WellPoint Holding Corp.	Delaware
WellPoint Information Technology Services, Inc.	California
WellPoint Insurance Services, Inc.	Hawaii
WellPoint Military Care Corporation	Indiana
Wisconsin Collaborative Insurance Company	Wisconsin
ZipDrug Inc.	Delaware	Zip Drug Pharmacy, Zip Drug Pharmacy, Inc.